Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

SECOND AMENDMENT TO THE LICENSE AGREEMENT BETWEEN AMUNIX PHARMACEUTICALS, INC. AND VIR BIOTECHNOLOGY, INC.

This Second Amendment (“Amendment #2”) to the License Agreement dated July 31, 2024 (as amended, the “Agreement”) is made and entered into as of June 24, 2026 (the “Amendment #2 Effective Date”), by and between Amunix Pharmaceuticals, Inc. (“Sanofi”), having corporate offices located at, 2 Tower Pl #1100, South San Francisco, California, 94080 and Vir Biotechnology, Inc. (“Vir Bio”) having corporate offices located at 1800 Owens Street, Suite 900 San Francisco, CA 94158. Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

WHEREAS, the Parties desire to further amend the Agreement to update the Licensed Know-How and the Licensed Amunix Sub-Platform Patents.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Parties agree as follows:

1.Licensed Know-How. Exhibit A of this Amendment #2 is hereby added to Schedule 1.106 (Licensed Know-How) of the Agreement.

2.Licensed Amunix Sub-Platform Patents. Exhibit B of this Amendment #2 is hereby added to Schedule 1.102 (Licensed Amunix Sub-Platform Patents) of the Agreement.

3.This Amendment #2 constitutes the entire understanding of the Parties with respect to the subject matter hereof and supersedes any prior understanding, oral or written, that may exist between the Parties. Except as expressly and unambiguously stated herein, no other changes are made to the Agreement and all other terms and conditions of the Agreement (as amended) shall remain in full force and effect.

4.This Amendment #2 may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. A pdf file contained in an email, of this Amendment #2, including the signature pages hereto, will be deemed to be an original. The written form shall be required to make changes to this clause as well.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment #2 as of the Amendment #2 Effective Date.

Amunix Pharmaceuticals, Inc.

By:    /s/ David Hering
David Hering, Global Head of Alliance Management, Sanofi Partnering

Vir Biotechnology, Inc.

By:    /s/ Jeff Calcagno
Jeff Calcagno, M.D., EVP & Chief Business Officer

EXHIBIT A
Additional Licensed Know-How

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EXHIBIT B
Additional Licensed Amunix Sub-Platform Patents

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